FAIR VALUE MEASUREMENTS (Tables)	12 Months Ended
Dec. 31, 2013
Assets and liabilities measured at fair value

Assets and liabilities measured at fair value as of December 31, 2013 are summarized as follows:

Recurring fair value measurements	December 31, 2013
	Total	Level 1	Level 2	Level 3
Liabilities:
Warrant Liability	$16,600,500	$—	$—	$16,600,500

Reconciliation of assets measured at fair value on a recurring basis

The following table presents a reconciliation of assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3 assets).

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Warrant Liability
Balance, January 1, 2013	—
Transfers Into Level 3	—
Transfers Out of Level 3	—
Total net gains (losses)
Net income	—
Other comprehensive income	—
Purchases, sales, issues and settlements
Purchases	—
Issues	16,600,500
Sales	—
Settlements	—

Balance, December 31, 2013	$16,600,500